Exhibit 99.1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO THIS NOTE HAS BECOME EFFECTIVE OR UNLESS LENDER ESTABLISHES TO THE SATISFACTION OF MAKER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

ENERGY FOCUS, INC.

CONVERTIBLE SUBORDINATED PROMISSORY NOTE

Note No. _________

$__________________	_______, 2013 (“Issuance Date”)

FOR VALUE RECEIVED, ENERY FOCUS, INC., a Delaware corporation (“Maker” or “Energy Focus”), hereby promises to pay to the order of _______________________, a __________ (the “Lender”) at the address specified in Section 6(g) hereof, or at such other place as Lender may from time to time direct, at the times hereinafter set forth, in lawful money of the United States, the unpaid principal amount of ____________________________ and 00/100 Dollars ($________________). Maker also promises to pay Lender interest accruing on such unpaid principal amount at a rate equal to five percent (5%) (the “Rate”) in accordance with the terms and provisions of this Convertible Subordinated Promissory Note (this “Note”), provided that no interest shall accrue or be payable following any notice pursuant to Section 1(b) of this Note unless an Event of Default (as hereinafter defined) shall have occurred and is continuing. This Note is made pursuant to the Note Purchase Agreement between Maker and Lender signed even date herewith.

SECTION 1.     PAYMENTS

(a)     Principal and Interest. The entire outstanding principal balance of this Note, together with all accrued interest thereon, will be due and payable on December 31, 2016 (the “Maturity Date”). Quarterly interest payments will be made beginning June 30, 2013.

(b)     Prepayments. Except as otherwise indicated in this Note, this Note may not be prepaid at any time prior to the Maturity Date.

(i)     The Maker shall have the right to prepay the Note with at least sixty (60) days written notice to Lender and/or the written consent of Lender. Maker shall not have the right to prepay this Note and/or to give notice of intent to prepay prior to the time that Lender’s conversion rights mature pursuant to Section 4 hereof.

(ii)     The Lender shall have the right to require the Maker to prepay this Note with at least sixty (60) days written notice to Maker after May 30, 2013 and/or the written consent of Maker. In that event, Maker shall have the right to convert this Note pursuant to Section 4 hereof prior to the expiration of that 60-day period and/or with the written consent of Maker.

(c)     Application of Payments. All payments made by Maker under this Note shall be applied first to any costs or charges payable under this Note, second to accrued interest on the Note and the remainder shall be applied to principal.

(d)     Cancellation of Note. Upon payment in full of the principal balance of this Note and any charges, costs and accrued interest thereon, this Note will be automatically cancelled and Maker’s payment obligations hereunder will be extinguished.

SECTION 2.     OTHER PAYMENT TERMS

(a)     Waivers. Maker hereby waives presentment, demand for payment, notice of non-payment, protests, notice of protests, notice of dishonor and all other notices in connection with this Note. No waiver by Lender shall be deemed to have been made unless such waiver is in writing and signed by Lender. Lender reserves the right to waive or refrain from waiving any right or remedy under this Note. No delay or omission on the part of Lender in exercising any right or remedy under this Note shall operate as a waiver of such right or remedy or of any other right or remedy under this Note. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any future occasion.

(b)     Default. Upon and after the occurrence of an Event of Default (as hereinafter defined), Lender, in addition to any other remedies available at law or in equity, or under the Security Agreement or the Pledge Agreement, shall have the right without presentment, notice or demand of any kind to (i) accelerate this Note and to declare all of the obligations of Maker under this Note immediately due and payable and/or (ii) to convert the Note in accordance with the terms of Section 4.

(c)     Event of Default. For purposes of this Note, an “Event of Default” occurs if: (a) the Maker does not make the payment of the principal of, and interest on, this Note when the same becomes due and payable, and such failure continues for the period and after the notice specified below; (b) the Maker fails to comply with any of its other obligations under this Note, and such failure continues for the period and after the notice specified below; (c) the Maker, pursuant to or within the meaning of any Bankruptcy Law as hereinafter defined): (i) commences a voluntary case; (ii) consents to the entry of an order for relief against it in an involuntary case; (iii) consents to the appointment of a Custodian (as hereinafter defined) of it or for all or substantially all of its property; (iv) makes a general assignment for the benefit of its creditors; or (v) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (A) is for relief against the Maker in an involuntary case; (B) appoints a Custodian of the Maker or for all or substantially all of its property; or (C) orders the liquidation of the Maker, and the order or decree remains unstayed and in effect for 90 days; (d) the Maker shall default under any Senior Indebtedness, as that term is defined in Section 3; (e) the Maker shall redeem any class of capital stock junior to the Note; (f) the Maker shall sell substantially all of its assets; or (g) Maker shall have an uncured default under the Note Purchase Agreement of even date.

As used in this Section 2, the term “Bankruptcy Law” means Title 11 of the United States Code or any similar federal or state law for the relief of debtors. The term “Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

A default under clause (a) or (b) in Section 2(c) above is not an Event of Default until the Holder notifies the Maker of such default and the Maker does not cure it within ten (10) days after the receipt of such notice, which must specify the default, demand that it be remedied and state that it is a “Notice of Default.”

SECTION 3.     SUBORDINATION TO SENIOR INDEBTEDNESS.

Upon (i) an event of default under any Senior Indebtedness, or (ii) any dissolution, winding up, or liquidation of the Maker, whether or not in a bankruptcy, insolvency, or receivership proceeding, the Maker shall not pay, and the Lender shall not be entitled to receive, any of the principal and interest on this Note unless and until the Senior Indebtedness shall have been paid or discharged. For purposes of this Section 3, “Senior Indebtedness” shall mean the principal of and unpaid accrued interest on (x) all indebtedness of the Maker to banks, insurance companies, or other financial institutions regularly engaged in the business of lending money, which is money borrowed by the Maker, whether or not secured, and (y) any such indebtedness or any debentures, notes, or other evidence of indebtedness issued in exchange for such Senior Indebtedness or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

SECTION 4.     CONVERSION OF NOTE.

(a)     Conversion. Lender shall have the right to convert the principal of the Note, in whole but not in part, into shares of common stock of the Maker at the conversion price of $0.23 per share, at any time during the period commencing on ____________, 2013 and ending on the Maturity Date. Upon conversion, any and all accrued interest and other costs shall be immediately due and payable in cash.

(b)     Conversion Procedure. In order to convert this Note into common stock of Maker, the Holder must (i) complete and sign the Notice of Conversion attached hereto as Exhibit A, (ii) surrender the Note to the Maker, and (iii) furnish appropriate endorsements and transfer documents if so requested by the Maker. The “Conversion Date” will be the date all of the foregoing requirements have been satisfied.

(c)     Issuance of Conversion Shares. Upon the occurrence of a conversion pursuant to Section 4(b), Lender shall surrender this Note at the office of Maker. Thereupon, there shall be issued and delivered to Lender share certificate(s) or other document(s) representing the number of Conversion Shares into which this Note was convertible on the date of conversion.

SECTION 5.     REPRESENTATIONS OF MAKER

Maker hereby represents and warrants to Lender as of the Issuance Date:

(a)     Organization, Qualifications and Power. Maker is a Delaware corporation and its certificate of registration is in full force and effect. Maker has all requisite power and authority to own or lease its properties and assets and to conduct its business as it is presently being conducted and to issue, sell and deliver this Note.

(b)     Authorization. The execution and delivery by Maker of this Note and the performance by Maker of its obligations hereunder have been duly authorized by all requisite limited liability company action.

(c)     Validity. This Note has been duly executed and delivered by Maker and constitutes the legal, valid and binding obligation of Maker, enforceable against Maker in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of the United States (both state and federal), affecting the enforcement of creditors’ rights or remedies in general as may from time to time be in effect and the exercise by courts of equity powers or their application of public policy.

SECTION 6.     MISCELLANEOUS

(a)     Amendments. No amendment or waiver of any provision of this Note, nor consent to any departure by Maker herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)     Severability. If any term, covenant or provision contained in this Note, or the application thereof to any Person or circumstance, shall be determined to be void, invalid, illegal or unenforceable to any extent or shall otherwise operate to invalidate this Note, in whole or part, then such term, covenant or provision only shall be deemed not contained in this Note; the remainder of this Note shall remain operative and in full force and effect and shall be enforced to the greatest extent permitted by law as if such clause or provision had never been contained herein or therein; and the application of such term, covenant or provision to other Persons or circumstances shall not be affected, impaired or restricted thereby.

(c)     Captions. The captions or headings at the beginning of any paragraph or portion of any paragraph in this Note are for the convenience of Maker and Lender and for purpose of reference only and shall not limit or otherwise alter the meaning of the provisions of this Note.

(d)     Interest Computation. All interest payable pursuant to this Note will be computed on the basis of a 365-day year for the actual number of days elapsed. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lender has received interest hereunder in excess of the highest rate applicable hereto, Lender shall promptly refund such excess interest to Maker.

(e)     Usury Savings Clause. It is the intention of the parties hereto to comply with applicable state and federal usury laws from time to time in effect. Accordingly, notwithstanding any provision to the contrary in this Note or any other document related hereto, in no event (including, but not limited to, prepayment or acceleration of the maturity of any obligation) will this Note or any such other document require the payment or permit the collection or receipt of interest in excess of the highest lawful rate. If under any circumstance whatsoever, any provision of this Note or of any other document pertaining hereto will provide for the payment, collection or receipt of interest in excess of the highest lawful rate, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances Lender will ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document pertaining hereto or otherwise an amount that would exceed the highest lawful rate, such amount that would exceed the highest lawful rate shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of Maker to Lender, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Maker. In determining whether or not the interest paid or payable with respect to any indebtedness of Maker to Lender, under any specified contingency, exceeds the highest lawful rate, Maker and Lender will, to the maximum extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, (iii) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness (including any extension or renewal) so that interest thereon does not exceed the maximum amount permitted by applicable law, and/or (iv) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by applicable law. Lender expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event that the maturity of this Note is accelerated. If at any time the Rate exceeds the highest lawful rate, then the rate at which interest shall accrue hereunder shall automatically be limited to the highest lawful rate, and shall remain at the highest lawful rate until the total amount of interest accrued hereunder equals the total amount of interest that would have accrued but for the operation of this sentence. Thereafter, interest shall accrue at the Rate unless and until the Rate again exceeds the highest lawful rate, in which case the immediately preceding sentence shall apply.

(f)     Governing Law. This Note shall in all respects be governed by, and construed and interpreted in accordance with, the internal substantive laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

(g)     Notices. Any notice, request or other communication required or permitted hereunder will be in writing and be deemed to have been duly given (a) when personally delivered or sent by facsimile transmission (the receipt of which is confirmed in writing), (b) one business day after being sent by a nationally recognized overnight courier service or (c) five business days after being sent by registered or certified mail, return receipt requested, postage prepaid, to the parties at their respective addresses set forth below.

If to Maker:	Energy Focus, Inc. 32000 Aurora Road Solon, Ohio 44321 Attention: Mr. Joseph G. Kaveski Chief Executive Officer Facsimile: 440.848.8561

If to Lender:	____________________________ ____________________________ ____________________________ ____________________________

(h)     Waiver of Jury Trial. MAKER IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OF THE OTHER RELATED DOCUMENTS OR THE ACTIONS OF LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

ENERGY FOCUS, INC.

By: _____________________________

Name:     Joseph G. Kaveski

Title:     Chief Executive Officer

EXHIBIT A

NOTICE OF CONVERSION

[To be completed and signed only upon conversion of Note]

The undersigned, one of the Lenders of and a holder of the Note, along with all of the other Lenders and holders, hereby irrevocably elects to exercise the right to convert it into ____________ shares of common stock of Energy Focus, Inc. in exchange for the full principal face amount of the Note.

_____________________________________________________

(Name of Lender and holder of Note)

_____________________________________________________

(Address of Lender and holder of Note)

_____________________________________________________

(SSN or EIN of Lender and holder of Note)

Date: ________ __, 20__	Sign:
(Signature must conform in all respects to name of Lender shown on face of the Note)